INVESTOR DAY • JUNE 2019 Growth • Stability • Transparency 1 Growth • Stability • Transparency

Legal Disclaimer • Contains certain forward-looking statements within the meaning of the federal securities laws. These statements may be made a part of this presentation or by reference to other documents we file with the SEC. • Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “may,” “estimate,” “should,” “seek,” “expect,” “plan,” “believe,” “intend,” and similar words, or the negatives of those words, are intended to identify forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: Future financial performance, market forecasts or projections, projected capital expenditures; Our business strategy. • All forward-looking statements are based on our management’s beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward- looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to the risks set forth in “Risk Factors” included in our SEC filings. • In addition, our discussion may include references to Adjusted EBITDA, EBITDA, cash flow, CAD or other non-GAAP measures. A reconciliation of the most directly comparable GAAP financial measures to such non-GAAP financial measures is included in our annual and quarterly reports in Forms 10-K and 10-Q filed with the SEC as well as the attached Appendix. 2 Growth • Stability • Transparency

Today’s Presenters Elias Sabo Ryan Faulkingham Founding Partner & CEO EVP & CFO • Responsible for directing CODI’s strategy • Responsible for accounting and reporting, financial controls, as well as risk assessment • Joined The Compass Group in 1998 as one of its founding partners • Joined The Compass Group in 2008 • Graduate of Rensselaer Polytechnic Institute • Graduate of Lehigh University and Fordham University Patrick Maciariello Dave Swanson Chief Operating Officer Partner • West Coast Managing Partner • East Coast Managing Partner • Joined The Compass Group in 2005 • Joined The Compass Group in 2001 • Graduate of University of Notre Dame and Columbia • Graduate of University of Chicago and the Harvard Business School Business School 3 Growth • Stability • Transparency

Business Overview Growth • Stability • Transparency 4 Growth • Stability • Transparency

Executive Summary Compass Diversified Holdings (“CODI” or the “Company”) acquires, operates and selectively divests middle-market consumer and niche industrial businesses, a strategy typically employed by private equity investors • Unlike traditional private equity investors, CODI’s permanent capital structure provides a competitive advantage, enabling us to be more patient in capital deployment and divestitures CODI is an experienced acquirer, manager and divestor of middle market businesses • Rolled in 4 platform companies at time of IPO, 15 platform acquisitions since, pace of roughly 1 new platform acquisition per year • Consummated 26 add-on acquisitions, or approximately 2 per year, the overwhelming majority of which have been highly successful • Divested 11 subsidiaries (one pending) and will have generated realized gains in excess of $1 billion CODI has solidly outperformed major indices since going public, and has been amongst the best in returning capital to shareholders • Since IPO, CODI has outperformed the Russell 2000 by 160 basis points and the S&P500 by 135 basis points • CODI has paid in total $17.88 in distributions, or ~120% of our IPO price. Quarterly distribution of $0.36 per share has been held constant since 2011, and has never been reduced, even during the financial crisis 5 Growth • Stability • Transparency

Competitive Advantages Permanent Capital • Allows the company to be opportunistic in both acquisitions and divestitures • Fosters business building • Invest in people, processes and culture • Invest in growth opportunities (capital expenditures, sales and marketing, add-on acquisitions, etc.) Cost of Capital • Aggregation of 8 middle market companies provides for lower cost of capital versus financing each company separately Management Team • Compass Group Management, the Manager, has been executing the same strategy for over 20 years and has consistently generated superior results • Private equity-like compensation structure aligns interest of shareholders and management team and allows for recruitment of top level talent • 13+ year history as a public company manager, patient deployer of capital, willing to net divest • Anticipates waiving management fee on CODI cash obtained from recent divestitures • Significant and growing ownership of CODI shares by Manager partners and employees • Highly accountable organization focused on consistently exceeding our weighted average cost of capital on all invested capital 6 Growth • Stability • Transparency

Total Return Performance CODI’s business model and execution has produced significant, long term outperformance versus the benchmarks $1.00 invested at IPO is worth $4.13 vs. $2.54 in the Russell 2000 Total return from May 16, 2006 through June 14, 2019 Middle market asset pricing typically more attractive than larger liquid companies Significant opportunity to affect change to increase shareholder value • Professionalization of subsidiaries • Creating a culture of accountability 7 Note: Total Return assumes reinvestment of distributions. Growth • Stability • Transparency

Significant Events in 2019 Sold Manitoba Harvest in February • Sale price of Cd$370mm plus an earnout of up to Cd$49mm • Realized $121.7 million gain • Sold for >50x EBITDA • Sale expected to be neutral to Cash Available for Distribution or Reinvestment (‘CAD’ or ‘Cash Flow’) in 2019 and $7mm accretive to Cash Flow on an annualized basis Announced the sale of Clean Earth in May • Sale price of $625mm • Anticipate a realized gain of approximately $210mm • Sale expected to be approximately $15mm dilutive to Cash Flow on an annualized basis assuming no repayment of term debt Reported positive Q1 financial results in May • Pro forma net sales up 1.9% y-o-y; pro forma adjusted EBITDA up 4.0% y-o-y • Cash Flow up 26% y-o-y 8 Growth • Stability • Transparency

Strategic Direction Defensively positioned • Longest economic expansion in US history at 10+ years • Global weakness emerging, partially due to trade issues • CODI has only minor direct exposure to tariffs (estimated at less than 5% of EBITDA) Continue to seek attractively valued acquisition opportunities where we can exceed our WACC • Focus on add-on opportunities • Smaller companies, less efficient sale processes, better valuations • Ability to generate synergies to reduce effective acquisition multiple • Continue to look for platform acquisitions – however difficult to find value in the current market environment Selective divestitures • Continue to consider taking advantage of elevated market pricing Remain best in class in return of capital to shareholders • Strong Cash Flow generation + best balance sheet in history = certainty of distribution 9 Growth • Stability • Transparency

Competitive Advantages Growth • Stability • Transparency 10 Growth • Stability • Transparency

Competitive Advantages Capital structure provides significant advantages over private equity investment model Acquisitions • No 5-year investment period, allows for more disciplined approach to deployment of capital • Certainty of financing / speed of closure Ownership • Potential for extended ownership period, unlike traditional private equity models • Ability to invest in businesses to drive long term value creation • Build management team • Invest in infrastructure • Invest capital for organic growth opportunities and add-on acquisitions Opportunistic Divestitures • No set divestiture timeline based on partnership timelines • Ability to hold subsidiaries until divestiture optimizes outcome for shareholders • Divestitures typically driven based on opportunistic sales • 7 of 11 subsidiaries exited outside of traditional sale processes (one pending) • 6 companies sold to strategic acquirers, 1 taken public 11 Growth • Stability • Transparency

Sought-after Partner in Middle-Market Perceived Attributes of Strategic Acquirers Perceived Attributes of Financial Acquirers 12 Growth • Stability • Transparency

COMPASS
DIVERSIFIED HOLDINGS

Case Study: Manitoba Harvest



Hemp yeah!
GRANOLA
BLUEBERRY
BROAD SPECTRUM
HEMP EXTRACT
HEMP HEARTS
HEMP HEARTS

Overview: Manitoba Harvest is a pioneer and global leader in hemp-based foods, both under its own brand and as an ingredient supplier. The company is the world's largest vertically-integrated hemp food manufacturer and is strategically located near its supply base in Canada.

Purchase Price (July 2015): C$132mm

Competitive Strengths:

- Market share leader in Canada and the U.S.
- Passionate and loyal consumer following
- Strong management team; thought leaders in Hemp industry
- Vertically-integrated manufacturing model
- Unique access to highly regulated supply base

Ownership and Management:

- Recruited Bill Chiasson, a former CEO of a CODI portfolio company, to transition from founder led business
- Recruited VP Marketing, SVP Global Sales, CFO
- Relocated corporate offices from Winnipeg to Minneapolis to provide access to robust talent pool for future growth
- Add-on acquisition (C$42mm) of the leading hemp food ingredient processor, Hemp Oil Canada, strengthening product and supply position
- Invested heavily in sales, marketing and product R&D
  - Expanded points of distribution
  - Increased consumer awareness by ~100% (Household Penetration)
  - Launched multiple new products including protein powders, granola, bars and CBD (announced prior to divestiture)

Divestiture of Manitoba Harvest

- In February 2019, CODI completed the 100% sale of Manitoba Harvest to Tilray Inc. for an aggregate sales price of up to C$419mm
  - Under the terms of the agreement, C$49mm of the aggregate sales price is subject to Manitoba Harvest achieving certain performance milestones in 2019

Successful Investment

- CODI to realize approximately C$289mm in proceeds plus up to an additional C$34mm potential milestone payment in early 2020

13

Growth • Stability • Transparency

Subsidiary Review Growth • Stability • Transparency 14 Growth • Stability • Transparency

Current Subsidiaries 8 subsidiaries, 4 Branded Consumer and 4 Niche Industrial • Market leaders with strong, identifiable competitive moats • Extraordinary free cash flow profile • PF LTM 3/31/19 adjusted EBITDA, maintenance capex and cash taxes of $236mm, $18mm and $15mm, respectively • $203mm of net cash flow (before working capital changes and growth capex) on $1.7 billion of acquisition price (includes add-on acquisitions) • Cash on cash yield (before working capital changes and growth capex) of 12.0% • 1 subsidiary, 5.11, is rapidly growing and has transformational potential • Global brand in the tactical industry supplying first responders with aspirational, premium apparel • Rapidly growing consumer brand, aided by authenticity from the professional channel • Investing heavily in the consumer lifestyle business, including developing small format, highly curated retail stores (49 as of today), online through 511tactical.com, and traditional consumer wholesale. • YTD Q1 2019, consumer lifestyle represents 40% of overall business and 50% of domestic revenue • At time of acquisition, consumer lifestyle represented 25% of overall business and 30% of domestic revenue Note: The above information is pro forma and excludes Clean Earth and Manitoba Harvest results for the periods discussed. 15 Growth • Stability • Transparency

Subsidiary Snapshot ($ millions) (1) TTM 03/31/19 Initial Subsidiaries Purchase Price Adj. Adj. EBITDA Maintenance Growth Ownership Purchase Revenue + Add-ons EBITDA (4) Margin Capex Capex Price (Year) $400 $352 $35 10% $1 $16(2) 98% $400 (Aug 2016) $151 $248 (3) $161 $29 18% $4 $1 99% (Jun 2017) ($97 add-on) $85 $168 $91 $22 24% $1 - 82% (Sep 2010) ($83 add-ons) $70 $71 $81 $7 9% $1 - 89% (Mar 2010) ($1 add-on) Branded Consumer: $685 $93 14% $7 $17 $160 $344 $407 $68 17% $3 $1 100% (Oct 2014) ($184 add-ons) $248 $129 $30 23% $2 $1 100% $248 (Feb 2018) $129 $118 $14 12% $5 - 97% $129 (Mar 2012) $81 $100 $94 $31 33% $1 - 69% (May 2006) ($19 add-ons) Niche Industrial: $748 $143 19% $11 $2 Consolidated: $1,433 $236 16% $18 $19 $1,708 (1) Revenue, Adj. EBITDA, Capex shown pro forma for acquisitions and excludes Manitoba Harvest and Clean Earth (2) Growth Capex at 5.11 for ERP system, state-of-the-art warehouse and retail store rollout (3) Velocity Outdoor Revenue and Adj. EBITDA include the recently acquired Ravin business (4) Subsidiary Adj. EBITDA does not include $13 million of corporate expenses 16 Growth • Stability • Transparency

Financials Growth • Stability • Transparency 17 Growth • Stability • Transparency

Diversified Leading Brands and Growing Businesses, Producing Consistent Cash Flow and Earnings % Pro Forma Subsidiary Adj. EBITDA March 31, 2019 LTM Revenues and Pro Forma Subsidiary Adjusted EBITDA of $1.4 billion and $236 million, respectively Diversified cash flows from 8 subsidiaries • 4 niche industrial subsidiaries representing 52% of Revenues and 61% of Adjusted EBITDA • 4 branded consumer subsidiaries representing 48% of Revenues and 39% of Adjusted EBITDA Diversified customer base • 8 subsidiaries in diverse industry segments reduce customer concentration risk Note: References to Adjusted EBITDA and Revenue are pro forma for the acquisition of Ravin (add-on to Velocity) and exclude Manitoba Harvest and Clean Earth 18 Growth • Stability • Transparency

Demonstrated History of Value Creation • Generated $1.4 billion in Cash Flow and realized gains over the last 7 years • Stable cash flow generated by diverse businesses * * ** ** Note: CAD refers to Cash Available for Distribution or Reinvestment. Refer to the appendix for a reconciliation. * Estimated $210mm gain on sale of Clean Earth expected to be recorded in Q2 2019 **Cash Flow is for Q1 2019 only 19 Growth • Stability • Transparency

Distributions Paid Since IPO ($17.88 per share) ~7.5% yield at 06/14/19 20 Growth • Stability • Transparency

Strongest Balance Sheet in History - When Clean Earth closes (estimated June 28th) we expect ~$506mm in net proceeds - Manitoba Harvest remaining sale proceeds (end of August) we expect ~$27mm in add’l net proceeds (millions, estimated) March 31, 2019 Pro Forma* Cash $40mm $488mm Revolver $85mm $0mm Term Loans $495mm $495mm Bonds $400mm $400mm Net Leverage 3.57X <1.9X Total Availability: > $1 Billion If we deploy @ 8x EBITDA = > $125 million in additional EBITDA *Pro Forma for the sales of Manitoba Harvest and Clean Earth; net proceeds applied to March 31 balances to pay down Revolver and remainder held as cash 21 Growth • Stability • Transparency

History of Successfully Deleveraging • CODI has a demonstrated history of paying down its debt and is committed to staying conservatively levered Ravin Add-on Divestiture of: $65MM FOXF $72MM FOXF Secondary & Secondary & $100MM CODI $100MM CODI Add-ons of Secondary Secondary HOCI, NII, (Jul '14) (Nov '16) Tula, Phoenix, & Preferred EWS Issuance (Mar '18) Divestitures Divestiture of: of CamelBak & American $100MM Furniture Proceeds from Preferred $63MM FOXF Offering $136MM (Jun '17) Secondary FOXF (Aug '16) ~1.8X Secondary estimated Proceeds from (Mar '17) $48MM FOXF Secondary (Mar '16) 22 Growth • Stability • Transparency

Improving Cost of Capital May 2006 Dec 2011 Dec 2016 Est. Jun 2019 Rate on debt – 10.9% Rate on debt – 8.8% Rate on debt – 5.5% Rate on debt – 6.4% Rate on preferred – 7.6% 23 Growth • Stability • Transparency

Cash Flow Impact of Divestitures – Annualized impact (estimated, in millions) Manitoba Harvest Clean Earth Adj. EBITDA – TTM March $5mm $50mm Less: Cash Taxes (0.5) (8) Maint. Cap Ex (0.5) (8) Cash flow to CODI $4 $34 Less: Mgmt. Fee (2) (8) Revolver Int. Exp. (9) (3) Interest on Cash - (8) (Accretive) Dilutive to Cash Flow (7) 15 Only $8mm of Lower Cash Flow on an Annualized Basis 24 Growth • Stability • Transparency

Benefits of Owning CODI Consistent outperformance of benchmarks • CODI total return of 313% since IPO versus total return of 154% for the Russell 2000 • Consistent distribution which has never been reduced Access to an attractive segment of the market historically reserved for private equity managers • Experienced manager with aligned compensation model Superior governance model • Majority of Board of Directors independent with Chairman and CEO roles separated • Transparency into each of the operating subsidiaries • SOX compliance with 404 pushed down to each operating subsidiary Liquidity 25 Growth • Stability • Transparency

Why CODI Now? Strongest balance sheet in our history • Pro forma for the Clean Earth sale and Manitoba Harvest proceeds, leverage <2x • Approximately $1bn of availability to deploy Lowest cost of capital in our history • 2018 debt refinancing extended maturities and added $400mm of unsecured debt with flexible covenants • Approximately 50% of capital non-dilutive at an average cost of 6.6% CODI is positioned to deliver regardless of economic climate • Continued economic expansion - eight remaining subsidiaries producing strong Cash Flow which on an annualized basis is expected to exceed distribution; poised to grow in economic expansion • Economic contraction – Cash Flow from existing subsidiaries expected to decline, however offset by $1bn in available capital to deploy into acquisitions at attractive prices 26 Growth • Stability • Transparency

Appendix 27 Growth • Stability • Transparency

CODI Partnership Structure Compass Diversified Holdings Sostratus LLC (1) (“Trust”) (“Sostratus”) NYSE: CODI Management Compass Group • Revolver $600mm Compass Group Diversified Services Agreement Management • $500mm Term Loan B Holdings LLC LLC (2) • $400mm Senior Unsecured (“Compass” / the “Company”) (“CGM” / Notes “Manager”) Niche Industrial Branded Consumer (1) As of 12/31/18, 49.0% beneficially owned by certain persons who are employees and partners of our Manager. C. Sean Day, the Chairman of our Board of Directors, CGI and former founding partners of the Manager, are non-managing members. (2) Mr. Sabo is a Member and the Manager of this entity, which is an LLC, not a partnership (3) The Allocation Interests, which carry the right to receive a profit allocation, represent less than 0.1% equity interest in the Company. 28 Growth • Stability • Transparency

Current Subsidiaries 29 Growth • Stability • Transparency

Industry: Designer and manufacturer of purpose-built tactical apparel and gear serving a wide range of global customers Purchase Price (August 2016): $400mm Competitive Strengths: • Passionate and enthusiastic customer base • Entrenched position in the professional market providing stable cash flow • Broad customer base and product portfolio Compass Value Added: • Working with management to enhance product distribution globally, and continue its direct-to-consumer efforts through online and retail. Financials: ($ millions) Three Months Three Months Proforma Year Ended Year Ended Ended Ended 12/31/2018 Year Ended 3/31/2019 3/31/2018 12/31/2017 12/31/2016 Revenue $88.1 $84.0 $347.9 $310.0 $295.3 Adjusted EBITDA $8.3 $5.9 $32.3 $38.5 $36.2 30 Growth • Stability • Transparency

Industry: Designer, manufacturer and marketer of airguns, archery products, optics and related accessories Purchase Price (June 2017): $152mm + $97mm add-on acquisitions Competitive Strengths: • Market share leader in airguns and crossbows • Unrivaled sourcing and manufacturing capabilities allows for penetration into new markets • Well-known brand names • Enthusiastic and passionate customer base Compass Value Added: • Working with management to develop strategy for new market penetration, identify add-ons and broaden international distribution Financials: ($ millions) Three Months Proforma Three Proforma Year Proforma Year Ended Months Ended Ended Ended 3/31/2019 3/31/2018 (1) 12/31/2018 (2) 12/31/2017 (3) Revenue $31.1 $35.3 $164.5 $150.0 Adjusted EBITDA $4.0 $6.1 $31.3 $25.7 (1) Includes revenue of $10.9 and adjusted EBITDA of $2.9 related to Ravin add-on acquisition (2) Includes revenue of $33.5 and adjusted EBITDA of $10.8 related to Ravin add-on acquisition (3) Includes revenue of $30.0 and adjusted EBITDA of $7.5 related to Ravin add-on acquisition 31 Growth • Stability • Transparency

COMPASS
DIVERSIFIED HOLDINGS

ergobaby™







Industry: Designer and manufacturer of soft structured baby carriers, wraps, as well as complementary juvenile products

Purchase Price (September 2010): $85mm + $83mm add-on acquisitions

Competitive Strengths:
- Carrier endorsed as "one of the 20 best products in the last 20 years" by Parenting Magazine
- Superior design resulting in improved comfort for both parent and child
- Passionate and enthusiastic customer base
- Reduced cyclicality industry with low elasticity of price due to importance of product to purchaser

Compass Value Added:
- Recruited senior management team. Working with management to improve product distribution globally, identify add-on acquisitions and related brand products to sell into passionate customer base

Financials:

($ millions)	Three Months Ended 3/31/2019	Three Months Ended 3/31/2018	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Revenue	$22.5	$22.2	$90.6	$103.0	$103.3
Adjusted EBITDA	$5.6	$4.7	$21.1	$33.0	$32.7

32

Growth • Stability • Transparency

Industry: Manufacturer of home and gun safes and related accessories Purchase Price (March 2010): $70mm + $1mm add-on acquisition Competitive Strengths: • Market share leader • Well-known brand names • Category management capabilities for customers • Low cost domestic manufacturer Compass Value Added: • Working with management to build brand and expand manufacturing capabilities. Continue national marketing efforts and pursuit of organic growth initiatives Financials: ($ millions) Three Months Three Months Year Ended Year Ended Year Ended Ended Ended 12/31/2018 3/31/2019 3/31/2018 12/31/2017 12/31/2016 Revenue $22.2 $23.5 $82.7 $92.0 $103.8 Adjusted EBITDA $2.2 $3.3 $8.1 $11.7 $16.9 33 Growth • Stability • Transparency

Industry: Engineered permanent magnet and magnetic assemblies, manufacturer of thin and ultra-thin alloy products in a variety of materials Purchase Price (March 2012): $129mm Competitive Strengths: • Market share leader • Attractive and diverse end-markets • Engineering and product development capabilities • Stable blue chip customer base – 2,000+ customers globally • Global manufacturing footprint Compass Value Added: • Working with management in the pursuit of acquisitions, the development of its strategic plan, organic growth initiatives and sourcing program Financials: ($ millions) Three Months Three Months Year Ended Ended Year Ended Year Ended Ended 12/31/2018 12/31/2017 12/31/2016 3/31/2019 3/31/2018 Revenue $30.0 $29.4 $117.9 $105.6 $108.2 Adjusted EBITDA $3.2 $3.4 $14.0 $10.3 $12.8 34 Growth • Stability • Transparency

Industry: Quick-turn production printed circuit board (“PCB”) manufacturing Purchase Price (May 2006): $81mm + $19mm add-on acquisitions Competitive Strengths: • Insulated from Asian manufacturing due to small, customized order size and requirements for rapid turnaround • Largest quick turn manufacturer in the US; approx 300 unique daily orders received • Manufacturing scale produces high margins • Completed accretive acquisitions of Circuit Express and UCI • Diverse customer base – 10,000 current customers • Approximate 30% EBITDA margins Compass Value Added: Working with management to identify and consummate add-on acquisitions and build complementary quick turn assembly business Financials: ($ millions) Three Months Three Months Year Ended Year Ended Year Ended Ended Ended 12/31/2018 3/31/2019 3/31/2018 12/31/2017 12/31/2016 Revenue $23.1 $22.1 $92.5 $87.8 $86.0 Adjusted EBITDA $7.4 $6.9 $30.0 $27.2 $26.6 35 Growth • Stability • Transparency

Industry: Designer and manufacturer of custom molded protective foam solutions and OEM components made from expanded polystyrene Purchase Price (February 2018): $248mm Competitive Strengths: • A leader in molded foam protective packaging • National manufacturing footprint of 13 plants provides: ◦ Ability to scale raw material purchases ◦ Ability to service national customers • Long-tenured blue-chip customer relationships Compass Value Added: • Working with management to develop its strategic plan and to pursue add-on acquisitions Financials: ($ millions) Pro forma Three Months Three Months Pro forma Pro forma Pro forma Ended Ended Year Ended Year Ended Year Ended 3/31/2019 3/31/2018 12/31/2018 12/31/2017 12/31/2016 Revenue $30.7 $30.5 $128.5 $126.4 $112.7 Adjusted EBITDA $7.2 $6.3 $29.4 $29.0 $27.4 36 Growth • Stability • Transparency

Industry: Foodservice and Consumer Products manufacturer and marketer Purchase Price (October 2014): $160mm + $184mm add-on acquisitions Competitive Strengths: • Leading manufacturer in a niche market • Iconic brand with over 100 year history • Strong management team with proven ability to make accretive acquisitions Compass Value Added: • Working with management team to develop its strategic plan to enter new markets, and support the development of new products Financials: ($ millions) Three Months Proforma Three Proforma Year Proforma Year Proforma Year Ended Months Ended Ended Ended Ended 3/31/2019 3/31/2018 (1) 12/31/2018 (1) 12/31/2017 (2) 12/31/2016 (3) Revenue $91.2 $90.0 $405.9 $383.4 $358.9 Adjusted EBITDA $13.9 $14.4 $69.3 $66.3 $60.9 (1) Includes revenue of $24.8 and adjusted EBITDA of $5.5 related to Rimports add-on acquisition (2) Includes revenue of $157.3 and adjusted EBITDA of $34.7 related to Rimports add-on acquisition (3) Includes revenue of $140.1 and adjusted EBITDA of $29.3 related to Rimports add-on acquisition 37 Growth • Stability • Transparency

Balance Sheet - Condensed(000’s) March 31, 2019 Current Assets: Cash and cash equivalents $ 39,837 Other current assets 665,368 Total current assets 705,205 Property, plant and equipment 203,549 Goodwill, intangibles and other assets 1,460,872 Total assets $ 2,369,626 Current Liabilities: Current portion of debt $ 5,000 Other current liabilities 245,112 Total current liabilities 250,112 Long-term debt 955,395 Other liabilities 163,338 Total liabilities 1,368,845 Stockholders’ Equity: Controlling interest 948,594 Non-controlling interest 52,187 Total stockholders’ equity 1,000,781 Total liabilities and stockholders’ equity $ 2,369,626 38 Growth • Stability • Transparency

Income Statement - Condensed(000’s) YTD March 31, 2019 Net Sales $ 402,489 Cost of Sales 266,300 Gross Profit $ 136,189 Operating Income $ 14,868 Interest expense, net (18,582) Other income (expense) (7,384) Provision (benefit) for income taxes 403 Net gain on sales of discontinued operations 121,659 Net Income $ 110,158 Noncontrolling interest 850 Net income attributable to Holdings $ 109,308 39 Growth • Stability • Transparency

Cash Flow Statement – Condensed (000’s) YTD March 31, 2019 Net cash used in operating activities $ (8,936) Net cash provided by investing activities $ 168,944 Net cash used in financing activities $ (172,448) Effect of foreign currency on cash $ (1,049) Net increase in cash and cash equivalents $ (13,489) 40 Growth • Stability • Transparency

Adjusted EBITDA Three Months Ended March 31, 2019 Velocity Corporate 5.11 Ergobaby Liberty Outdoor ACI Arnold Foam Sterno Consolidated Net income (loss) $ 104,899 $ (1,870) $ 1,523 $ 153 $ (1,865) $ 3,704 $ 137 $ 604 $ 1,446 $ 108,731 Adjusted for: Provision (benefit) for income taxes — (445) 626 118 (693) 1,061 (263) 539 481 1,424 Interest expense, net 18,410 (4) — — 48 (1) — — — 18,453 Intercompany interest (20,874) 4,565 979 1,080 2,779 1,737 1,584 2,277 5,873 — Depreciation and amortization 493 5,258 2,119 428 3,312 707 1,644 3,067 5,485 22,513 EBITDA 102,928 7,504 5,247 1,779 3,581 7,208 3,102 6,487 13,285 151,121 Gain on sale of business (121,659) — — — — — — — — (121,659) Other (income) expense 363 (8) — 43 11 (58) (2) 16 70 435 Noncontrolling shareholder compensation — 559 225 9 270 6 (15) 254 420 1,728 Acquisition expenses and other — — — — — — — — — — Loss on sale of investment 5,300 — — — — — — — — 5,300 Integration services fee — — — — — — — 281 — 281 Other — — — 266 — 58 — — — 324 Management fees 9,769 250 125 125 125 125 125 188 125 10,957 Adjusted EBITDA $ (3,299) $ 8,305 $ 5,597 $ 2,222 $ 3,987 $ 7,339 $ 3,210 $ 7,226 $ 13,900 $ 48,487 Note: Excludes adjusted EBITDA information from Clean Earth 41 Growth • Stability • Transparency

Adjusted EBITDA Three Months Ended March 31, 2018 Velocity Corporate 5.11 Ergobaby Liberty Outdoor ACI Arnold Foam Sterno Consolidated Net income (loss) $ (4,588) $ (2,775) $ 674 $ 1,318 $ (1,286) $ 3,118 $ 91 $ (597) $ 1,545 $ (2,500) Adjusted for: Provision (benefit) for income taxes — (1,779) 262 452 (485) 887 (135) (3) (443) (1,244) Interest expense, net 6,037 8 — — 73 — — — — 6,118 Intercompany interest (16,551) 4,099 1,316 1,012 1,915 1,887 1,630 1,172 3,520 — Depreciation and amortization 627 5,481 2,050 363 2,049 842 1,602 913 2,988 16,915 EBITDA (14,475) 5,034 4,302 3,145 2,266 6,734 3,188 1,485 7,610 19,289 Loss on sale of fixed assets — — — 57 — 49 6 — 112 Noncontrolling shareholder compensation — 612 271 19 381 6 36 85 541 1,951 Acquisition related expenses 5 — — — — — — 1,552 632 2,189 Integration services fee — — — — 375 — — 281 — 656 Loss on foreign currency transaction and other 1,339 — — — — — — — — 1,339 Management fees 9,543 250 125 125 125 125 125 94 125 10,637 Adjusted EBITDA $ (3,588) $ 5,896 $ 4,698 $ 3,346 $ 3,147 $ 6,865 $ 3,398 $ 3,503 $ 8,908 $ 36,173 Note: Excludes adjusted EBITDA information from Clean Earth and 42 Manitoba Harvest Growth • Stability • Transparency

COMPASS
DIVERSIFIED HOLDINGS

Adjusted EBITDA

Year Ended December 31, 2018

	Corporate	5.11	Ergobaby	Liberty	Velocity Outdoor	Advanced Circuits	Arnold	Foam	Sterno	Consolidated
Net income (loss)	$ (35,018)	$ (12,079)	$ 4,937	$ 1,161	$ (4,458)	$ 15,029	$ (740)	$ 1,103	$ 12,451	$ (17,614)
Adjusted for:										
Provision (benefit) for income taxes	—	(2,180)	1,634	409	(598)	3,736	1,731	1,152	4,582	10,466
Interest expense, net	54,994	14	1	—	281	(46)	—	—	1	55,245
Intercompany interest	(78,708)	17,486	4,674	4,233	9,298	7,402	6,213	8,228	21,174	—
Depreciation and amortization	2,739	21,898	8,523	1,620	12,352	3,310	6,384	10,973	27,385	95,184
EBITDA	(55,993)	25,139	19,769	7,423	16,875	29,431	13,588	21,456	65,593	143,281
Gain on sale of business	(1,258)	—	—	—	—	—	—	—	—	(1,258)
(Gain) loss on sale of fixed assets	—	(194)	—	92	47	—	55	73	19	92
Non-controlling shareholder compensation	—	2,183	869	45	1,009	23	(167)	848	1,901	6,711
Acquisition expenses	115	—	—	—	1,362	—		1,552	632	3,661
Integration services fee	—	—	—	—	750	—	—	1,969	—	2,719
Earnout provision adjustment	—	—	—	—	—	—	—	—	(4,800)	(4,800)
Inventory adjustment	—	4,175	—	—	—	—	—	—	—	4,175
Loss on foreign currency transaction and other	4,083	—	—	—	—	—	—	—	—	4,083
Management fees	38,786	1,000	500	500	500	500	500	658	500	43,444
Adjusted EBITDA	$ (14,267)	$ 32,303	$ 21,138	$ 8,060	$ 20,543	$ 29,954	$ 13,976	$ 26,556	$ 63,845	$ 202,108

Note: Excludes adjusted EBITDA information from Clean Earth and Manitoba Harvest

43

Growth • Stability • Transparency

COMPASS
DIVERSIFIED HOLDINGS

Adjusted EBITDA

Year Ended December 31, 2017

	Corporate	5.11	Velocity Outdoor	Ergobaby	Liberty	Advanced Circuits	Arnold	Sterno	Consolidated
Net income (loss)	$ (22,790)	$ (9,405)	$ 7,634	$ 16,674	$ 4,861	$ 17,503	$ (10,740)	$ 10,712	$ 14,449
Adjusted for:									
Provision (benefit) for income taxes	—	(12,492)	(11,274)	917	531	(2,518)	(2,337)	3,432	(23,741)
Interest expense, net	27,047	53	167	—	—	(12)	—	—	27,255
Intercompany interest	(49,193)	14,521	4,590	5,990	4,029	8,171	6,996	4,896	—
Depreciation and amortization	2,745	40,393	7,878	12,042	1,742	3,578	6,821	11,868	87,067
EBITDA	(42,191)	33,070	8,995	35,623	11,163	26,722	740	30,908	105,030
Gain on sale of business	(340)	—	—	—	—	—	—	—	(340)
(Gain) loss on sale of fixed assets	—	(160)	43	—	46	(4)	(7)	216	134
Non-controlling shareholder compensation	—	2,301	508	698	17	23	191	740	4,478
Acquisition expenses	—	—	1,836	—	—	—	—	214	2,050
Impairment expense	—	—	—	—	—	—	8,864	—	8,864
Loss on equity method investment	5,620	—	—	—	—	—	—	—	5,620
Adjustment to earnout provision	—	—	—	(3,780)	—	—	—	(956)	(4,736)
(Gain) loss on foreign currency transaction and other	(3,137)	—	—	—	—	—	—	—	(3,137)
Integration services fee	—	2,333	750	—	—	—	—	—	3,083
Management fees	28,053	1,000	290	500	500	500	500	500	31,843
Adjusted EBITDA	$ (11,995)	$ 38,544	$ 12,422	$ 33,041	$ 11,726	$ 27,241	$ 10,288	$ 31,622	$ 152,889

Note: Excludes adjusted EBITDA information from Clean Earth and Manitoba Harvest

44

Growth • Stability • Transparency

COMPASS
DIVERSIFIED HOLDINGS

Adjusted EBITDA

Year Ended December 31, 2016

	Corporate	5.11	Velocity Outdoor	Ergobaby	Liberty	Advanced Circuits	Arnold	Sterno	Consolidated
Net income (loss)	$ 53,312	$ (10,441)	Not Applicable	$ 5,916	$ 5,409	$ 9,294	$ (22,782)	$ 6,411	$ 47,119
Adjusted for:									
Provision (benefit) for income taxes	—	(5,190)		4,440	3,449	5,020	2,761	3,453	13,933
Interest expense, net	24,131	40		—	—	—	—	12	24,183
Intercompany interest	(36,107)	4,847		5,134	4,203	7,810	6,721	7,392	—
Depreciation and amortization	(238)	23,594		9,350	2,956	3,938	9,421	12,589	61,610
EBITDA	41,098	12,850		24,840	16,017	26,062	(3,879)	29,857	146,845
Gain on sale of discontinued operations	(2,308)	—		—	—	—	—	—	(2,308)
(Gain) loss on sale of fixed assets	—	—		—	48	(10)	5	—	43
Non-controlling shareholder compensation	—	473		677	342	23	184	661	2,360
Acquisition expenses	98	2,063		799	—	—	—	189	3,149
Impairment expense/ Loss on disposal of assets	—	—		5,899	—	—	16,000	—	21,899
Gain on equity method investment	(74,490)	—		—	—	—	—	—	(74,490)
Adjustment to earnout provision	—	—		—	—	—	—	394	394
(Gain) loss on foreign currency transaction and other	(1,327)	—		—	—	—	—	—	(1,327)
Integration services fee	—	1,167		—	—	—	—	—	1,167
Management fees	25,723	333		500	500	500	500	500	28,556
Adjusted EBITDA	$ (11,206)	$ 16,886		$ 32,715	$ 16,907	$ 26,575	$ 12,810	$ 31,601	$ 126,288

Note: Excludes adjusted EBITDA information from Clean Earth and Manitoba Harvest

45

Growth • Stability • Transparency

CAD Reconciliation

(in thousands)	Quarter Ended 3/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2013
Net Income	$110,158	$(1,790)	$33,612	$56,530	$165,770	$291,155	$78,816
Adjustment to reconcile net income to cash provided by operating activities:							
Depreciation and Amortization	28,638	120,575	110,051	87,405	63,072	55,696	46,227
Impairment expense	—	—	17,325	25,204	9,165	—	12,918
(Gain) loss on sale of businesses	(121,659)	(1,258)	(340)	(2,308)	(149,798)	(264,325)	—
Amortization of debt issuance costs and original issue discount	1,079	4,483	5,007	3,565	2,883	3,125	3,366
Unrealized (gain) loss on interest rate hedges	1,099	(2,251)	(648)	1,539	5,662	7,722	130
Loss (gain) on equity method investment	—	—	5,620	(74,490)	(4,533)	(11,029)	—
Noncontrolling shareholder charges	2,205	8,975	7,027	4,382	3,737	4,744	4,683
Deferred taxes	(2,323)	(9,472)	(59,429)	(9,669)	(3,131)	(8,601)	(5,257)
Supplemental put expense	—	—	—	—	—	—	(45,995)
Other	1,030	1,440	3,940	730	34	1,923	1,698
Changes in operating assets and liabilities	(29,163)	(6,250)	(40,394)	18,484	(8,313)	(9,715)	(24,212)
Net cash provided by operating activities	(8,936)	114,452	81,771	111,372	84,548	70,695	72,374
Plus:							
Unused fee on revolving credit facility	387	1,630	2,856	1,947	1,612	1,914	2,349
Integration service fee	281	2,719	3,083	1,667	3,500	1,000	—
Other	6,029	14,607	2,467	5,866	4,587	6,557	—
Changes in operating assets and liabilities	29,163	6,250	40,394	—	8,313	9,715	24,212
Less:							
Payments on interest rate swap	94	1,783	3,964	4,303	2,007	2,008	—
Maintenance capital expenditures	4,997	27,246	20,270	20,363	18,194	13,637	14,208
Realized gain from foreign currency	—	—	3,315	1,327	—	—	—
Changes in operating assets and liabilities	—	—	—	18,484	—	—	—
Preferred share distributions	3,781	12.179	2,457	—	—	—	—
Other	403	4,800	8,322	—	—	16,244	11,189
Estimated cash flow available for distribution and reinvestment	$17,649	$93,650	$92,243	$76,375	$82,359	$57,992	$73,538

46

Growth • Stability • Transparency

47 Growth • Stability • Transparency